                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 1998

                              SL GREEN REALTY CORP.

             (Exact name of Registrant as specified in its Charter)

                                    Maryland
                            (State of Incorporation)


13-3956775
(IRS Employer Id. Number)

1-13199
(Commission File Number)

10018
(Zip Code)

70 West 36th Street
New York, New York
(Address of principal executive offices)

                                 (212) 594-2700
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

         SL Green Realty Corp. (the "Company") has acquired or contracted to acquire interests in several properties involving, individually (in the case of 711 Third Avenue) or in the aggregate, a significant amount of assets.

         711 Third Avenue. In April 1998, the Company entered into a purchase contract to acquire various operating and ownership positions at 711 Third Avenue, New York, New York ("711 Third Avenue") for an aggregate purchase price of approximately $61.0 million.

         711 Third Avenue is a 20-story Class B office building located in the Grand Central North sub-market of the midtown Manhattan office market. The property was designed by William Lescaze and constructed in 1955 by Swig, Weiler & Arnow, a nationally know real estate developer and the owner of the property. The property contains approximately 524,000 rentable square feet (including 453,000 square feet of office space, 26,000 square feet of retail space and a 45,000 square foot garage), with floor plates ranging from 17,000 square feet to 45,000 square feet.

         The Company is acquiring the leasehold mortgage (currently in foreclosure) related to this property for a net purchase price of $41.0 million. The mortgage will be assigned to SL Green Operating Partnership, L.P. (the "Operating Partnership"). A subsidiary of the Company will sublease the property from the leasehold partnership for a term expiring in 2023 at a rent substantially equal to the debt service on the leasehold mortgage plus a pass-through of the net rent obligations for the leasehold described below. The Company will have the option to collapse the lease/sublease positions and take control of the entire leasehold asset after 12 years in exchange for the distribution to the current leasehold partnership of units of limited partnership interest of the Operating Partnership ("Units") in the amount of $1.0 million.

         The Company will also acquire a 50% interest in the fee title to the property for a purchase price of $19.0 million plus Units having a value of $1.0 million. The existing fee partnership will be converted to a co-tenancy. This co-tenancy will hold the landlord's interest under the existing leasehold. The initial term of the leasehold expires in 2033. There are five renewal options of ten years each beyond 2033. The initial net rent for the leasehold is $2.7 million per annum from the closing of the acquisition until July 2011. The rent is reset at July 2011, July 2021 and July 2031 (and at the commencement of each of the five ten-year renewal option periods) at the greater of (a) the net rent for the immediately previous lease year or (b) 7.75% of the fair market value of the land alone, vacant and unencumbered. However, the floor for the net rent for the ten-year period commencing July 2011 is $3.1 million.

         The purchase price of 711 Third Avenue is expected to be funded with proceeds from the Company's pending offerings of common stock ("Common Stock"), as filed with the Securities and Exchange Commission (the "Commission") on Form S-11 (File No. 333-50309) and Preferred Income Equity Redeemable Shares-SM-, as filed with the Commission on Form S-11 (File No. 333-50311) (together, the "Offerings") or with proceeds from borrowings under the Company's $140 million three year unsecured revolving credit facility due December 2000 with Lehman Brothers Holdings Inc. and additional banks (the "Credit Facility"). The Company based its determination of the price to be paid on the expected cash flow, physical condition, location, competitive advantages, existing tenancy and opportunities to retain and attract additional tenants. The Company did not obtain independent appraisals on the property.

         440 Ninth Avenue. In April 1998, the Company contracted to acquire 440 Ninth Avenue from an unaffiliated seller for approximately $29.0 million. The 339,000 square foot office building is located one block west of Pennsylvania Station, in the Garment sub-market of the midtown Manhattan office market. Penn Station is the major transportation hub for commutation from Northern and Central New Jersey and New York's Long Island. At December 31, 1997 this property was 76% leased at an annualized rent per leased square foot of $18.22. However, the Company believes that its 22,000 square foot floor plates are significantly attractive to major office space users. This property is occupied by, among others, a not-for-profit organization, a law firm and a security company. The Company intends to complete the closing of this acquisition within 60 days after the closing of the Offerings. The Company anticipates spending approximately $1.6 million on building renovations over the next 18 months, including a new lobby and elevator cabs, roof replacement and parapet restoration.

         The purchase price of 440 Ninth Avenue is expected to be funded with proceeds from the Offerings or with proceeds from borrowings under the Credit Facility. The Company based its determination of the price to be paid on the expected cash flow, physical condition, location, competitive advantages, existing tenancy and opportunities to retain and attract additional tenants. The Company did not obtain independent appraisals on the property.

         38 East 30th Street. In April 1998, the Company contracted to acquire 38 East 30th Street from an unaffiliated seller for approximately $10.5 million. 38 East 30th Street, located between Madison and Fifth Avenues, is a 91,000 square foot office building located in the Park Avenue South/Flatiron sub-market of the midtown Manhattan office market. This 12-story office property is primarily occupied by a color imaging company and a medical facility. This 93% occupied property has a retail store that is currently vacant. This property provides convenient access to Penn Station, Grand Central Station and subway and bus lines. As of December 31, 1997, this property had an annualized rent per leased square foot of $21.86 and was 79% leased. The Company intends to complete the closing of this acquisition within 60 days after the closing of the Offerings. The Company anticipates spending approximately $550,000 on building renovations over the next 18 months, including elevator upgrades and exterior restoration.

         The purchase price of 38 East 30th Street is expected to be funded with proceeds from the Offerings or with proceeds from borrowings under the Credit Facility. The Company based its determination of the price to be paid on the expected cash flow, physical condition, location, competitive advantages, existing tenancy and opportunities to retain and attract additional tenants. The Company did not obtain independent appraisals on the property.

         116 Nassau Street (Brooklyn). In April 1998, the Company contracted to acquire 116 Nassau Street from an unaffiliated seller for approximately $10.5 million. Located in Downtown Brooklyn, 116 Nassau Street is a 100,000 square foot 7-story office building occupied by a New York City government agency and a not-for-profit corporation. Located in the Northwest sub-market of Brooklyn, this Property was 93% leased at December 31, 1997 at an annualized rent per leased square foot of $12.65. The Company intends to complete the closing of this acquisition within 60 days after the closing of the Offerings. The Company anticipates spending approximately $275,000 on building renovations over the next 18 months, including roof replacement and exterior restoration.

         The purchase price of 116 Nassau Street is expected to be funded with proceeds from the Offerings or with proceeds from borrowings under the Credit Facility. The Company based its determination of the price to be paid on the expected cash flow, physical condition, location, competitive advantages, existing tenancy and opportunities to retain and attract additional tenants. The Company did not obtain independent appraisals on the property.

         321 West 44th Street. In March 1998, the Company acquired 321 West 44th Street from an unaffiliated seller for approximately $17.5 million. The Property, located just west of Eighth Avenue in the Times Square sub-market of the midtown Manhattan office market, is a 203,000 square foot office building. The Property is two blocks north of the Times Square Redevelopment area, which is being buttressed by new hotel, entertainment and office development. The major tenants at this Property include a sound studio and medical facility. At December 31, 1997, 321 West 44th Street was 96% leased at an annualized rent per leased square foot of $14.10. The Company anticipates spending approximately $2.0 million on building renovations over the next 18 months, including facade restoration and roof replacement.

         The purchase price of 321 West 44th Street was funded with proceeds from an interim debt financing in the aggregate amount of $275 million through Lehman Brothers Holdings, Inc. which is expected to be repaid with proceeds from the Offerings. The Company based its determination of the price to be paid on the expected cash flow, physical condition, location, competitive advantages, existing tenancy and opportunities to retain and attract additional tenants. The Company did not obtain independent appraisals on the property.

         Item 7.  Financial Statements and Exhibits
         (a) and (b) Financial Statements of The Acquired and Pending
                     Properties and Pro Forma Financial Information

                     Unaudited Pro Forma Combined Financial Information

                     Pro Forma/Combined Balance Sheet (unaudited) as of December 31, 1997

                     Pro Forma/Combined Income Statement (Unaudited) for the Year Ended December 31, 1997

                     Notes to Pro Forma/Combined Financial Information

         321 WEST 44TH STREET
             Report of Independent Auditors
             Statements of Revenues and Certain Expenses for the Six Months
              Ended December 31, 1997 (unaudited) and the Year Ended June 30,
              1997
             Notes to Statements of Revenues and Certain Expenses

         440 NINTH AVENUE
             Report of Independent Auditors
             Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
             Notes to Statement of Revenues and Certain Expenses

         38 EAST 30TH STREET
             Report of Independent Auditors
             Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
             Notes to Statement of Revenues and Certain Expenses

         116 NASSAU STREET
             Report of Independent Auditors
             Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
             Notes to Statement of Revenues and Certain Expenses

         711 THIRD AVENUE
             Report of Independent Auditors
             Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
             Notes to Statement of Revenues and Certain Expenses

         (c)  Exhibits

         2.1 Agreement, dated April 24, 1998, between The Comptroller of the State of New York as Trustee of the New York State Common Retirement Fund and SL Green Operating Partnership, L.P. relating to 711 Third Avenue.

         2.2 Letter Agreement, dated April 22, 1998, among SL Green Operating Partnership, L.P., the Swig Investment Company and the Weiler - Arnow Investment Company relating to 711 Third Avenue.

         2.3 Contract of Sale, dated March 25, 1998, between Ninth Avenue Associates and SL Green Operating Partnership, L.P. relating to the purchase of 440 Ninth Avenue.

         2.4 Contract of Sale, dated March 25, 1998, between 30th Street Associates and SL Green Operating Partnership, L.P. relating to the purchase of 38 East 30th Street.

         2.5 Contract of Sale, dated March 25, 1998, between Nassau Street Partners and SL Green Operating Partnership, L.P. relating to the purchase of 116 Nassau Street (Brooklyn).

         2.6 Letter Agreement, dated January 20, 1998, between the First Republic Corporation of America and SL Green Operating Partnership, L.P. relating to the purchase of 321 West 44th Street.

         2.7 Contract of Sale, dated January 20, 1998, between the First Republic Corporation of America and SL Green Operating Partnership, L.P. relating to the purchase of 321 West 44th Street.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SL GREEN REALTY CORP.




                                   By: /s/ David J. Nettina
                                      -----------------------------------------
                                      David J. Nettina
                                      Executive Vice President, Chief Operating
                                      Officer and Chief Financial Officer



Date  May 8, 1998

                             SL GREEN REALTY CORP.

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    The unaudited pro forma consolidated balance sheet of the Company as of December 31, 1997 has been prepared as if the Offerings and the Company's purchase of the Acquired Properties purchased after December 31, 1997 (1466 Broadway, 420 Lexington Avenue and 321 West 44th Street) and the Pending Acquisitions had been consummated on December 31, 1997. The pro forma consolidated statement of operations for the year ended December 31, 1997 is presented as if the IPO, the Formation Transactions, the Offerings, and the purchase of the Acquired Properties and Pending Acquisitions occurred at January 1, 1997 and the effect thereof was carried forward through the year.

    The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the IPO, Formation Transactions, the Offerings and the purchase of the Acquired Properties and Pending Acquisitions had occurred at the beginning of the period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. The pro forma consolidated financial statements should be read in conjunction with the Company's consolidated financial statements for the period August 21, 1997 to December 31, 1997 and the SL Green Predecessor combined financial statements for the period January 1, 1997 to August 20, 1997 included elsewhere herein.

                             SL GREEN REALTY CORP.

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                  (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                     SL Green                                                          Minority
                                   Realty Corp.      The        Acquired      Pending      Financing    Interest      Company
                                    Historical    Offerings    Properties   Acquisitions  Adjustments  Adjustment    Pro Forma
                                       (A)           (B)           (C)          (D)           (E)          (F)      As Adjusted
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
ASSETS
  Commercial real estate property
    at cost:
  Land...........................   $   53,834                  $  16,574    $   10,300                              $  80,708
  Buildings and improvements.....      272,776                     66,298        41,200                                380,274
  Building leasehold.............                                  82,788        41,000                                123,788
  Property under capital lease...       12,208                                                                          12,208
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
                                       338,818                    165,660        92,500                                596,978
    Less accumulated
      depreciation...............      (23,800)                    --                                                  (23,800)
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
                                       315,018                    165,660        92,500                                573,178
  Cash and cash equivalents......       12,782    $  315,012                   (111,500)   $(203,512)                   12,782
  Restricted cash................       10,310                                                                          10,310
  Receivables....................          738                                                                             738
  Related party receivables......        1,971                                                                           1,971
  Deferred rents receivable, net
    of provision for doubtful
    accounts of $399.............       11,563                                                                          11,563
  Investment in Service
    Corporations.................        1,480                                                                           1,480
  Mortgage loan receivable.......       15,500                                                                          15,500
  Investment in real estate
    partnership..................                                                20,000                                 20,000
  Deferred costs, net............        6,099          (725)       1,450                       (725)                    6,099
  Other assets...................        7,314                                                                           7,314
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
    Total assets.................   $  382,775    $  314,287    $ 167,110    $    1,000    $(204,237)                $ 660,935
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Mortgage notes payable.........   $   52,820                                                                       $  52,820
  Credit Facility................       76,000                  $ (76,000)                 $  36,488                    36,488
  Acquisition Facility...........                                 240,000                   (240,000)
  Accrued interest payable.......          552                                                                             552
  Accounts payable and accrued
    expenses.....................        3,340                                                                           3,340
  Accounts payable to related
    parties......................          367                                                                             367
  Capitalized lease
    obligations..................       14,490                                                                          14,490
  Dividend and distributions
    payable......................        5,136                                                                           5,136
  Overage rent payable...........                                   3,110                                                3,110
  Deferred land lease payable....        8,481                                                                           8,481
  Security deposits..............       11,475                                                                          11,475
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
    Total liabilities............      172,661                    167,110                   (203,512)                  136,259
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
  Minority interest in Operating
    Partnership..................       33,906                               $    1,000                 $   7,197       42,103
  7.75% Preferred Income Equity
    Mandatory Redeemable Shares
    (Redemption amount $100,000)                  $   95,580                                                            95,580
STOCKHOLDERS' EQUITY
  Common stock...................          123           100                                                               223
  Additional paid-in capital.....      178,669       218,607                                               (7,197)     390,079
  Distributions in excess of
    earnings.....................       (2,584)                                                 (725)                   (3,309)
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
    Total stockholders' equity...      176,208       218,707                                    (725)      (7,197)     386,993
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
    Total liabilities and
      stockholders' equity.......   $  382,775    $  314,287    $ 167,110    $    1,000    $(204,237)   $       0    $ 660,935
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------
                                   ------------  ------------  -----------  ------------  -----------  -----------  -----------

                             SL GREEN REALTY CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                           IPO/Formation Transactions
                                                                            --------------------------------------------------------
                                                 SL Green                    Acquisition      Equity
                                                  Realty       SL Green          Of         Conversion        IPO           IPO
                                                   Corp.      Predecessor   Parternerships'   Service     Acquisition    Financing
                                                Historical    Historical      Interest      Corproations   Properties    Adjustments
                                                    (A)           (B)            (C)            (D)           (E)           (F)
                                                -----------  -------------  -------------  -------------  -----------  -------------
Revenues
  Rental revenue..............................   $  20,033     $   4,107      $  13,079                    $  12,254
  Escalations and reimbursement revenues......       2,205           792            859                        1,644
  Management revenues.........................                     1,268                     $  (1,268)
  Leasing commissions.........................         484         3,464                        (3,464)
  Construction revenues.......................                        77                           (77)
  Investment income...........................         485
  Other income................................                        16             89            (11)        1,582
                                                -----------       ------    -------------  -------------  -----------  -------------
      Total revenues..........................      23,207         9,724         14,027         (4,820)       15,480
                                                -----------       ------    -------------  -------------  -----------  -------------
  Equity in net income (loss) in Service
    Corporations..............................        (101)                                      1,948
  Equity in net (loss) from uncombined joint
    ventures..................................                      (770)           770
                                                -----------       ------    -------------  -------------  -----------  -------------
Expenses
  Operating expenses..........................       7,077         2,722          4,985         (1,000)        3,679
  Interest....................................       2,135         1,062          5,320                                  $  (3,008)
  Depreciation and amortization...............       2,815           811          2,456            (48)        1,390           (16)
  Real estate taxes...........................       3,498           705          1,741                        2,714
  Marketing, general and administrative.......         948         2,189                        (1,521)
                                                -----------       ------    -------------  -------------  -----------  -------------
      Total expenses..........................      16,473         7,489         14,502         (2,569)        7,783        (3,024)
                                                -----------       ------    -------------  -------------  -----------  -------------
  Income (loss) before minority interest and
    extraordinary item........................       6,633         1,465            295           (303)        7,697         3,024
  Minority interest in operating partnership..      (1,074)
                                                -----------       ------    -------------  -------------  -----------  -------------
    Income (loss) before extraordinary item...   $   5,559     $   1,465      $     295      $    (303)    $   7,697     $   3,024
                                                -----------       ------    -------------  -------------  -----------  -------------
                                                -----------       ------    -------------  -------------  -----------  -------------
Mandatory preferred stock dividends and
  accretion (Q)...............................
Pro forma income before extraordinary item
  available to common shareholders............
Pro forma income before extraordinary item
  available per common share - basic (R)......
Pro forma income before extraordinary item
  available per common share - diluted (R)....


                                                   1997         1998                         1998
                                                 Acquired     Acquired       Pending       Financing        Pro         Company
                                                Properties   Properties   Acquisitions    Adjustments      Forma          Pro
                                                    (G)          (H)           (I)            (J)       Adjustments      Forma
                                                -----------  -----------  -------------  -------------  ------------  -----------
Revenues
  Rental revenue..............................   $  17,725    $  36,993     $  17,226                                  $ 121,417
  Escalations and reimbursement revenues......       1,390        7,628         2,056                                     16,574
  Management revenues.........................
  Leasing commissions.........................                                                           $     (484)(M)
  Construction revenues.......................
  Investment income...........................       1,782                                                     (485)(N)    1,782
  Other income................................          96        1,006           947                                      3,725
                                                -----------  -----------  -------------  -------------  ------------  -----------
      Total revenues..........................      20,993       45,627        20,229                          (969)     143,498
                                                -----------  -----------  -------------  -------------  ------------  -----------
  Equity in net income (loss) in Service
    Corporations..............................                                                                  484(M)     2,331
  Equity in net (loss) from uncombined joint
    ventures..................................
                                                -----------  -----------  -------------  -------------  ------------  -----------
Expenses
  Operating expenses..........................       6,747       23,731         7,815                         2,028(P)    57,784
  Interest....................................                                             $   3,267                       8,776
  Depreciation and amortization...............       2,269        4,146         2,640                             4(K)    16,467
  Real estate taxes...........................       3,267        8,217         4,207                                     24,349
  Marketing, general and administrative.......                                                                  961(L)     2,577
                                                -----------  -----------  -------------  -------------  ------------  -----------
      Total expenses..........................      12,283       36,094        14,662          3,267          2,993      109,953
                                                -----------  -----------  -------------  -------------  ------------  -----------
  Income (loss) before minority interest and
    extraordinary item........................       8,710        9,533         5,567         (3,267)        (3,478)      35,876
  Minority interest in operating partnership..                                                               (1,657) (O)  (2,731)
                                                -----------  -----------  -------------  -------------  ------------  -----------
    Income (loss) before extraordinary item...   $   8,710    $   9,533     $   5,567      $  (3,267)    $   (5,135)      33,145
                                                -----------  -----------  -------------  -------------  ------------
                                                -----------  -----------  -------------  -------------  ------------
Mandatory preferred stock dividends and
  accretion (Q)...............................                                                                             8,050
                                                                                                                      -----------
Pro forma income before extraordinary item
  available to common shareholders............                                                                         $  25,095
                                                                                                                      -----------
                                                                                                                      -----------
Pro forma income before extraordinary item
  available per common share - basic (R)......                                                                         $    1.13
                                                                                                                      -----------
                                                                                                                      -----------
Pro forma income before extraordinary item
  available per common share - diluted (R)....                                                                         $    1.12
                                                                                                                      -----------
                                                                                                                      -----------

                             SL GREEN REALTY CORP.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

            ADJUSTMENTS TO THE PRO FORMA CONSOLIDATED BALANCE SHEET

    (A) To reflect the consolidated balance sheet of SL Green Realty Corp. as of December 31, 1997.

    (B) To reflect the issuance of 10,000,000 shares of common stock at an assumed price of $23.125 per share (May 7, 1998 closing stock price) which is reduced by the underwriting discount of $11,563, including $725 previously paid and is deferred on the pro-forma balance sheet and estimated other costs of the Common Offering of $980.

    Also, to reflect the issuance of 4,000,000 shares of 7.75% Preferred Income Equity Mandatory Redeemable Shares at a liquidation value of $25 per share which is reduced by the underwriting discount of $4,000 and estimated other costs of the PIERS Offering of $420.

    (C) To reflect the acquisition of the three respective Acquired Properties at cost which represents the purchase price, including certain closing costs, of 420 Lexington Avenue, 1466 Broadway and 321 West 44th Street as follows:

                                                                              420                       321
                                                                           Lexington      1466       West 44TH
                                                                            Avenue      Broadway      Street       Total
                                                                          -----------  -----------  -----------  ----------
Assets acquired:
Land....................................................................                $  13,074    $   3,500   $   16,574
Building................................................................                   52,298       14,000       66,298
Building leasehold......................................................   $  82,788                                 82,788
                                                                          -----------  -----------  -----------  ----------
                                                                              82,788       65,372       17,500      165,660
Liabilities assumed:
Overage rent payable                                                          (3,110)                                (3,110)
                                                                          -----------  -----------  -----------  ----------
Acquisition costs.......................................................   $  79,678    $  65,372    $  17,500   $  162,550
                                                                          -----------  -----------  -----------  ----------
                                                                          -----------  -----------  -----------  ----------

    The purchase of 420 Lexington, 1466 Broadway and 321 West 44th Street were funded primarily by proceeds from the Company's Acquisition Facility totalling approximately $162,550. In addition, the Company utilized the Acquisition Facility to repay the Credit Facility in the amount of $76,000 and paid $1,450 in financing costs related to the Acquisition Facility, including $725 which is to be applied toward the underwriting fees (see (B) above).

    (D) To reflect the acquisition of the Pending Acquisitions at cost which represents the purchase price, including certain closing costs, of 711 Third Avenue, 440 Ninth Avenue, 116 Nassau Street and 38 East 30th Street as follows:

                                                                   711        440        116
                                                                 Third      Ninth     Nassau      38 East
                                                                 Avenue     Avenue     Street    30TH Street    Total
                                                                ---------  ---------  ---------  -----------  ----------
Assets acquired:
Land..........................................................             $   5,974  $   2,163   $   2,163   $   10,300
Building......................................................                23,896      8,652       8,652       41,200
Building leasehold............................................  $  41,000                                         41,000
Investment in real estate partnership.........................     20,000                                         20,000
                                                                ---------  ---------  ---------  -----------  ----------
Acquisition costs.............................................  $  61,000  $  29,870  $  10,815   $  10,815   $  112,500
                                                                ---------  ---------  ---------  -----------  ----------
                                                                ---------  ---------  ---------  -----------  ----------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    The purchase of the Pending Acquisitions will be funded from net proceeds from the Offerings, issuance of units, and additional borrowings under the Company's Credit Facility (see (E) below).

    (E) To reflect the partial repayment of the Company's Credit Facility and full repayment of the Acquisition Facility with net proceeds from the Offerings. Financing fees related to the Acquisition Facility totalling $725 have been charged to distributions in excess of earnings as a result of the early retirement of the Acquisition Facility. The Credit Facility remained committed until the Acquisition Facility is repaid, at which time, the Company will be in compliance under the Credit Facility and is able to draw additional funds under such Credit Facility.

    (F) To adjust minority interest in the Company to reflect the Pending Acquisition and Common Offering as follows:

Total stockholders' equity and minority interest..................  $ 429,096
Percentage of Units which are not owned by the Company............        9.8%
                                                                    ---------
Minority interest in the equity of the Company....................  $  42,103
                                                                    ---------
                                                                    ---------

       ADJUSTMENTS TO THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

    (A) To reflect the historical consolidated statement of operations of SL Green Realty Corp. for the period August 21, 1997 to December 31, 1997.

    (B) To reflect the historical combined statement of operations of SL Green Predecessor for the period January 1, 1997 to August 20, 1997.

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (C) To reflect the period January 1, 1997 to August 20, 1997 operations of 673 First Avenue, 470 Park Avenue South, 29 West 35th Street and 36 West 44th Street (the "Equity Properties") as consolidated entities rather than equity method investees due to the acquistion of 100% of the partnership interests.

                                                                             ACQUISITION OF PARTNERSHIPS' INTERESTS AND
                                                                                   FAIR MARKET VALUE ADJUSTMENTS
                                                                       ------------------------------------------------------
                                            ELIMINATE
                                           HISTORICAL    UNCOMBINED        673          470           29             36
                                             AMOUNTS        TOTAL       FIRST AVE    PARK AVE      WEST 35TH      WEST 44TH
                                           -----------  -------------  -----------  -----------  -------------  -------------
REVENUES:
Rental revenue(a)........................                 $  12,604     $     247    $     152     $      64      $      12
Escalations and reimbursement revenues...                       859
Other income.............................                        89
                                                -----   -------------       -----        -----         -----             --
      Total revenues.....................                    13,552           247          152            64             12
                                                -----   -------------       -----        -----         -----             --
Equity in net income/(loss) of
  investees..............................   $     770
                                                -----   -------------       -----        -----         -----             --

EXPENSES:
Operating expenses(b)....................                     2,976          (221)        (128)          (37)           (62)
Real estate taxes........................                     1,741
Ground rent(c)...........................                     2,425            31
Interest.................................                     5,320
Depreciation and amortization(c).........                     2,510            24          (64)          (11)            (2)
                                                -----   -------------       -----        -----         -----             --
      Total expenses.....................                    14,972          (166)        (192)          (48)           (64)
                                                                                                                         --
                                                -----   -------------       -----        -----         -----
Income (loss) before minority interest...   $     770     $  (1,420)    $     413    $     344     $     112      $      76
                                                -----   -------------       -----        -----         -----             --
                                                -----   -------------       -----        -----         -----             --



                                               TOTAL
                                            ADJUSTMENTS
                                           -------------
REVENUES:
Rental revenue(a)........................    $  13,079
Escalations and reimbursement revenues...          859
Other income.............................           89
                                           -------------
      Total revenues.....................       14,027
                                           -------------
Equity in net income/(loss) of
  investees..............................          770
                                           -------------
EXPENSES:
Operating expenses(b)....................        2,528
Real estate taxes........................        1,741
Ground rent(c)...........................        2,456
Interest.................................        5,320
Depreciation and amortization(c).........        2,457
                                           -------------
      Total expenses.....................       14,502
                                           -------------
Income (loss) before minority interest...    $     295
                                           -------------
                                           -------------

------------------------

(a) Rental income is adjusted to reflect straight line amounts as of the acquisition date.

(b) Operating expenses are adjusted to eliminate management fees paid to the Service Corporations (Management fee income received by the Service Corporations was also eliminated.)

(c) Ground rent and depreciation and amortization were adjusted to reflect the purchase of the assets.

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (D) To reflect the operations of the Service Corporations pursuant to the equity method of accounting for the period January 1, 1997 to August 20, 1997.

                                                                  EXPENSES
                                                  HISTORICAL    ATTRIBUTABLE     EQUITY
                                                    SERVICE        TO REIT     CONVERSION      TOTAL
                                                 CORPORATIONS        (A)           (B)      ADJUSTMENT
                                                 -------------  -------------  -----------  -----------
STATEMENT OF OPERATIONS:
  Management revenues..........................    $   1,268                                 $  (1,268)
  Leasing commissions..........................        3,464                                    (3,464)
  Construction revenues........................           77                                       (77)
  Equity in net income of Service
    Corporations...............................                                 $  (1,948)       1,948
  Other income.................................           11                                       (11)
                                                      ------          -----    -----------  -----------
      Total revenues...........................        4,820                       (1,948)      (2,872)
                                                      ------          -----    -----------  -----------

EXPENSES
  Operating expenses...........................        1,000                                    (1,000)
  Depreciation and amortization................           48                                       (48)
  Marketing, general and administrative........        2,189      $    (668)                    (1,521)
                                                      ------          -----    -----------  -----------
      Total expenses...........................        3,237           (668)                    (2,569)
                                                      ------          -----    -----------  -----------
      Income (loss)............................    $   1,583      $     668     $  (1,948)   $    (303)
                                                      ------          -----    -----------  -----------
                                                      ------          -----    -----------  -----------

------------------------

(a) Expenses are allocated to the Service Corporations and the Management LLC based upon the job functions of the employees.

(b) The equity in net income of the Service Corporations is computed as follows:

Historical Service Corporations income.............................................  $   1,583
Adjustment for management fees eliminated in the combined
  historical financial statements due to acquisition of
  partnerships interests...........................................................       (201)
Expenses attributable to REIT......................................................        668
                                                                                     ---------
Income.............................................................................  $   2,050
                                                                                     ---------
                                                                                     ---------
Equity in net income of Service Corporations' at 95 percent........................  $   1,948
                                                                                     ---------
                                                                                     ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (E) To reflect the operations of 1372 Broadway, 1140 Avenue of the Americas and 50 West 23rd Street for the period January 1, 1997 to August 20, 1997. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, the land lease on 1140 Avenue of the Americas was recorded, and depreciation and amortization based on cost was recorded.

                                                     1372 BROADWAY                      1140 AVENUE OF THE AMERICAS
                                       -----------------------------------------  ---------------------------------------
                                       HISTORICAL     ADJUSTMENT      PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA
                                       -----------  ---------------  -----------  -----------  -------------  -----------
REVENUES:
Rental revenue.......................   $   5,154      $     578      $   5,732    $   2,768     $     230     $   2,998
Escalations & reimbursement
  revenues...........................         713                           713          440                         440
Other income.........................       1,520                         1,520           61                          61
                                       -----------         -----     -----------  -----------        -----    -----------
    Total revenues...................       7,387            578          7,965        3,269           230         3,499
                                       -----------         -----     -----------  -----------        -----    -----------

EXPENSES:
Operating expenses...................       1,701           (181)         1,520        1,261          (130)        1,131
Ground rent..........................                                                                  268           268
Depreciation & amortization..........                        658            658                        271           271
Real estate taxes....................       1,396                         1,396          660                         660
                                       -----------         -----     -----------  -----------        -----    -----------
    Total expenses...................       3,097            477          3,574        1,921           409         2,330
                                       -----------         -----     -----------  -----------        -----    -----------
Income before minority interest......   $   4,290      $     101      $   4,391    $   1,348     $    (179)    $   1,169
                                       -----------         -----     -----------  -----------        -----    -----------
                                       -----------         -----     -----------  -----------        -----    -----------

                                                 50 WEST 23RD STREET
                                       ---------------------------------------    TOTAL
                                       HISTORICAL    ADJUSTMENT     PRO FORMA   PRO FORMA
                                       -----------  -------------  -----------  ---------
REVENUES:
Rental revenue.......................   $   3,303     $     221     $   3,524   $  12,254
Escalations & reimbursement
  revenues...........................         491                         491       1,644
Other income.........................           1                           1       1,582
                                       -----------        -----    -----------  ---------
    Total revenues...................       3,795           221         4,016      15,480
                                       -----------        -----    -----------  ---------
EXPENSES:
Operating expenses...................         876          (116)          760       3,411
Ground rent..........................                                                 268
Depreciation & amortization..........                       461           461       1,390
Real estate taxes....................         658                         658       2,714
                                       -----------        -----    -----------  ---------
    Total expenses...................       1,534           345         1,879       7,783
                                       -----------        -----    -----------  ---------
Income before minority interest......   $   2,261     $    (124)    $   2,137   $   7,697
                                       -----------        -----    -----------  ---------
                                       -----------        -----    -----------  ---------

    (F) To reflect the changes in interest expense as the result of the IPO financing transactions and the related adjustments to deferred financing expense.

                                                                          470         29           36           70
                                                          673 1ST AVE     PAS       W 35TH       W 44TH       W 36TH
                                                          -----------  ---------  -----------  -----------  -----------
Interest................................................   $  (1,123)  $  (1,025)               $    (593)   $    (339)
Depreciation and amortization...........................          30           9   $       3                       (47)
                                                          -----------  ---------          --        -----        -----
      Total expenses....................................      (1,093)     (1,016)          3         (593)        (386)
                                                          -----------  ---------          --        -----        -----
      Income before minority interest...................   $   1,093   $   1,016   $      (3)   $     593    $     386
                                                          -----------  ---------          --        -----        -----
                                                          -----------  ---------          --        -----        -----

                                                                               NEW
                                                               1414         MORTGAGE
                                                           AVE. AMERICAS      LOAN        TOTAL
                                                          ---------------  -----------  ---------
Interest................................................     $    (591)     $     663   $  (3,008)
Depreciation and amortization...........................           (29)            18         (16)
                                                                 -----          -----   ---------
      Total expenses....................................          (620)           681      (3,024)
                                                                 -----          -----   ---------
      Income before minority interest...................     $     620      $    (681)  $   3,024
                                                                 -----          -----   ---------
                                                                 -----          -----   ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (G) To reflect the operations of 110 East 42nd Street for the period January 1, 1997 to September 15, 1997, 17 Battery Place including the mortgage loan receivable for the period January 1, 1997 to December 18, 1997, and 633 Third Avenue for the period January 1, 1997 to December 31, 1997. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, and depreciation based on recorded cost. These acquisitions were funded by proceeds from the IPO and Revolving Credit Facility.

                                                                                                            633 THIRD
                                    110 EAST 42ND STREET                     17 BATTERY PLACE                AVENUE
                            -------------------------------------  -------------------------------------  -------------
                            HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL   ADJUSTMENT    PRO FORMA    HISTORICAL
                            -----------  -----------  -----------  -----------  -----------  -----------  -------------
REVENUES:
  Rental revenue..........   $   3,499    $    (166)   $   3,333    $  12,458    $     742    $  13,200     $     809
  Escalation &
    reimbursement
    revenues..............         501                       501          889                       889
  Investment income.......                                                           1,782        1,782
  Other income............          14                        14           82                        82
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
      Total revenues......       4,014         (166)       3,848       13,429        2,524       15,953           809
                            -----------  -----------  -----------  -----------  -----------  -----------        -----

EXPENSES:

  Operating expenses......       1,839         (147)       1,692        5,264         (410)       4,854           201
  Interest expense........
  Depreciation &
    amortization..........                      426          426                     1,627        1,627
  Real estate taxes.......       1,000                     1,000        2,075                     2,075           192
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
      Total expenses......       2,839          279        3,118        7,339        1,217        8,556           393
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
Income before minority
  interest................   $   1,175    $    (445)   $     730    $   6,090    $   1,307    $   7,397     $     416
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
                            -----------  -----------  -----------  -----------  -----------  -----------        -----


                                                          TOTAL
                                                           PRO
                             ADJUSTMENT     PRO FORMA     FORMA
                            -------------  -----------  ---------
REVENUES:
  Rental revenue..........    $     383     $   1,192   $  17,725
  Escalation &
    reimbursement
    revenues..............                                  1,390
  Investment income.......                                  1,782
  Other income............                                     96
                                  -----    -----------  ---------
      Total revenues......          383         1,192      20,993
                                  -----    -----------  ---------
EXPENSES:
  Operating expenses......                        201       6,747
  Interest expense........
  Depreciation &
    amortization..........          216           216       2,269
  Real estate taxes.......                        192       3,267
                                  -----    -----------  ---------
      Total expenses......          216           609      12,283
                                  -----    -----------  ---------
Income before minority
  interest................    $     167     $     583   $   8,710
                                  -----    -----------  ---------
                                  -----    -----------  ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (H) To reflect three of the Acquired Properties operations purchased after December 31, 1997 of 420 Lexington Avenue, 1466 Broadway and 321 West 44th Street for the year ended December 31, 1997. Historical rental revenue was adjusted for straight line rents and historical operating expenses were reduced for management fees and depreciation based on the recorded cost.

                                   420 LEXINGTON AVE                        1466 BROADWAY                321 WEST 44TH STREET
                         -------------------------------------  -------------------------------------  ------------------------
                         HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL   ADJUSTMENT
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Revenue:
Rental revenue.........   $  25,278    $     876    $  26,154    $   7,749    $     380    $   8,129    $   2,511    $     199
Escalation &
  reimbursement
  revenues.............       5,708                     5,708          760                       760        1,160
Other income...........         763                       763          225                       225           18
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total revenues.....      31,749          876       32,625        8,734          380        9,114        3,689          199
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Expenses:
Operating expenses.....   $  20,431         (442)      19,989        2,554         (151)       2,403        1,450         (111)
Depreciation &
  amortization.........                    2,516        2,516                     1,280        1,280                       350
Real estate taxes......       5,823                     5,823        1,931                     1,931          463
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses.....      26,254        2,074       28,328        4,485        1,129        5,614        1,913          239
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income before minority
  interest.............   $   5,495    $  (1,198)   $   4,297    $   4,249    $    (749)   $   3,500    $   1,776    $     (40)
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------


                                         TOTAL
                          PRO FORMA    PRO FORMA
                         -----------  -----------
Revenue:
Rental revenue.........   $   2,710    $  36,993
Escalation &
  reimbursement
  revenues.............       1,160        7,628
Other income...........          18        1,006
                         -----------  -----------
    Total revenues.....       3,888       45,627
                         -----------  -----------
Expenses:
Operating expenses.....       1,339       23,731
Depreciation &
  amortization.........         350        4,146
Real estate taxes......         463        8,217
                         -----------  -----------
    Total expenses.....       2,152       36,094
                         -----------  -----------
Income before minority
  interest.............   $   1,736    $   9,533
                         -----------  -----------
                         -----------  -----------

                             SL GREEN REALTY CORP.
        NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (I) To reflect the Pending Acquisitions of 711 Third Avenue, 440 Ninth Avenue, 116 Nassau Street and 38 East 30th Street for the year ended December 31, 1997. Historical rental revenue was adjusted for straight line rents and historical operating expenses were reduced for management fees, ground lease adjustment and depreciation was calculated based on the estimated purchase prices.

                           711 THIRD AVENUE                        440 NINTH AVENUE                  116 NASSAU STREET
                 -------------------------------------  ---------------------------------------  --------------------------
                 HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT
                 -----------  -----------  -----------  -----------  -------------  -----------  -----------  -------------
Revenue:
Rental
  revenue......   $  10,097    $     541    $  10,638    $   3,923     $     205     $   4,128    $   1,183     $      11
Escalation &
  reimbursement
  revenues.....         353                       353        1,145                       1,145           36
Other income...         847                       847           68                          68            1
                 -----------  -----------  -----------  -----------        -----    -----------  -----------        -----
    Total
     revenues..      11,297          541       11,838        5,136           205         5,341        1,220            11
                 -----------  -----------  -----------  -----------        -----    -----------  -----------        -----
Expenses:
Operating
  expenses.....       5,434         (172)       5,262        1,948          (256)        1,692          264     $     (59)
Depreciation &
amortization...          --        1,640        1,640                        580           580                        210
Real estate
  taxes........       2,674                     2,674        1,123                       1,123          121
                 -----------  -----------  -----------  -----------        -----    -----------  -----------        -----
    Total
     expenses..       8,108        1,468        9,576        3,071           324         3,395          385           151
                 -----------  -----------  -----------  -----------        -----    -----------  -----------        -----
Income before
  minority
  interest.....   $   3,189    $    (927)   $   2,262    $   2,065     $    (119)    $   1,946    $     835     $    (140)
                 -----------  -----------  -----------  -----------        -----    -----------  -----------        -----
                 -----------  -----------  -----------  -----------        -----    -----------  -----------        -----

                                       38 EAST 30TH STREET
                              -------------------------------------     TOTAL
                  PRO FORMA   HISTORICAL   ADJUSTMENT    PRO FORMA    PRO FORMA
                 -----------  -----------  -----------  -----------  -----------
Revenue:
Rental
  revenue......   $   1,194    $   1,240    $      26    $   1,266    $  17,226
Escalation &
  reimbursement
  revenues.....          36          522                       522        2,056
Other income...           1           31                        31          947
                 -----------  -----------  -----------  -----------  -----------
    Total
     revenues..       1,231        1,793           26        1,819       20,229
                 -----------  -----------  -----------  -----------  -----------
Expenses:
Operating
  expenses.....         205          757         (101)         656        7,815
Depreciation &
amortization...         210                       210          210        2,640
Real estate
  taxes........         121          289                       289        4,207
                 -----------  -----------  -----------  -----------  -----------
    Total
     expenses..         536        1,046          109        1,155       14,662
                 -----------  -----------  -----------  -----------  -----------
Income before
  minority
  interest.....   $     695    $     747    $     (83)   $     664    $   5,567
                 -----------  -----------  -----------  -----------  -----------
                 -----------  -----------  -----------  -----------  -----------

                             SL GREEN REALTY CORP.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (J) To reflect the additional borrowings required under the Credit Facility to fund the Pending Acquisitions (7.265% interest rate) and to reflect the full year interest expense for a $7 million loan borrowed during December 31, 1997.

    (K) To reflect for 70 West 36th Street and 1414 Avenue of the Americas, depreciation expense adjustments for real property transfer taxes capitalized in connection with the Formation Transactions which are amortized over the remaining life of the commercial property.

    (L) To reflect the increase in marketing, general and administrative expenses related to operations of a public company for the period January 1, 1997 to August 20, 1997 which includes the following:

Officers' compensation and related costs.............................  $     446
Professional fees....................................................        203
Directors' fees and insurance........................................        174
Printing and distribution costs......................................         87
Other................................................................         51
                                                                       ---------
                                                                       $     961
                                                                       ---------
                                                                       ---------

    The additional officers' compensation and related costs are attributable primarily to Employment Agreements with the officers as further described under the caption "Employment and Non Competition Agreement."

    (M) Represents the reclassifications of leasing commissions attributable to the Service Corporations since all leasing commissions is presently being recorded in the Service Corporations.

    (N) Represents the reduction of interest income from the excess cash that was used to fund Pending Acquisitions.

    (O) Represents the 9.8% interest of the minority shareholders in the Operating Partnership less Unit Holders 9.8% share of the preferred dividends and accretion totalling $789.

    (P) To adjust the provision for doubtful accounts based upon 2% of Pro Forma rental revenue.

    (Q) Represents the 7.75% dividends and accretion on the Preferred Income Equity Mandatory Redeemable Shares. The difference between the carrying value and the redemption amount is being accreted using the interest method over ten years.

    (R) Pro Forma income before extraordinary item per common share--basic is based upon 22,292,311 shares of common stock outstanding as of December 31, 1997. Pro Forma income before extraordinary item per common share--diluted is based upon 22,404,412 weighted average shares of common stock outstanding as of December 31, 1997, which gives effect to stock options (the preferred shares are anti-dilutive). As each Unit is redeemable for cash, or at the Company's election, for one share of common stock, the calculation of earnings per share upon redemption will be unaffected as unitholders and stockholders share equally on a per unit and per share basis in the net income of the Company. Pursuant to the terms of the Partnership Agreement, the Unit holders that received Units at the IPO may not, for up to two years from the IPO date, transfer any of their rights or redeem their Units as a limited partner without the consent of the Company.

                         Report Of Independent Auditors

To the Board of Directors of
SL Green Realty Corp.

    We have audited the statement of revenues and certain expenses of the property at 440 Ninth Avenue, as described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
March 31, 1998

                                440 Ninth Avenue

                   Statement Of Revenues and Certain Expenses

                             (Dollars in Thousands)

                                     Note 1

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1997
                                                                                                      -------------
Revenues
  Rental revenue....................................................................................    $   3,923
  Escalations and reimbursement revenue.............................................................        1,145
  Other income......................................................................................           68
                                                                                                           ------
Total revenues......................................................................................        5,136
                                                                                                           ------
Certain Expenses
  Property taxes....................................................................................        1,123
  Utilities.........................................................................................          774
  Cleaning and service contracts....................................................................          374
  Payroll and expenses..............................................................................          276
  Management fees...................................................................................          256
  Repairs and maintenance...........................................................................          115
  Professional fees.................................................................................           37
  Insurance.........................................................................................           74
  Other operating expenses..........................................................................           42
                                                                                                           ------
Total certain expenses..............................................................................        3,071
                                                                                                           ------
Revenues in excess of certain expenses..............................................................    $   2,065
                                                                                                           ------
                                                                                                           ------

                            See accompanying notes.

                                440 Ninth Avenue

              Notes To Statement Of Revenues And Certain Expenses

                             (Dollars In Thousands)

                               December 31, 1997

1. Basis Of Presentation

    Presented herein is the statement of revenues and certain expenses related to the operations of the property located at 440 Ninth Avenue in New York City, (the "Property").

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by SL Green Realty Corp., in the proposed future operations of the Property. Items excluded consist of interest, amortization and depreciation.

2. Use Of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

    The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts due pursuant to the underlying leases over the amounts recognized amounted to approximately $68 for the year ended December 31, 1997.

4. Concentration Of Revenue

    Approximately 39% of the Property's revenue for the year ended December 31, 1997 was derived from three tenants.

5. Management Agreements

    During 1997 the Property was managed by Murray Hill Property Management, Inc., (the "Management Company"), a related party. During the year ended December 31, 1997 the management fees were based on 5% of gross cash receipts. The management fee was $256 for the year ended December 31, 1997. In addition, the Property paid to the Management Company fees of $8 for accounting services provided by the Management Company.

6. Related Party Transactions

    The Management Company leased office space at the Property for the year ended December 31, 1997. The rental income of $95 was not billed to the Management Company; however, it was partially offset by payments of $28 made by the Management Company on behalf of the Property. The financial statement reflects both the rental income and the expenses.

                                440 Ninth Avenue

                             (Dollars In Thousands)

                               December 31, 1997

7. Insurance Costs

    The Property is included in an umbrella insurance policy that covers several properties managed by the Management Company. The Management Company allocates the costs of the policy on a per square foot basis.

8. Lease Agreements

    The Property is being leased to tenants under operating leases with term expiration dates ranging from 1998 to 2009. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1997 (exclusive of renewal option periods) are as follows:

1998...............................................................  $   4,000
1999...............................................................      4,100
2000...............................................................      3,500
2001...............................................................      2,800
2002...............................................................      1,300
Thereafter.........................................................      5,700
                                                                     ---------
                                                                     $  21,400
                                                                     ---------
                                                                     ---------

                         Report Of Independent Auditors

To the Board of Directors of
SL Green Realty Corp.

    We have audited the statement of revenues and certain expenses of the property at 38 East 30th Street, as described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
March 31, 1998

                              38 East 30th Street

                   Statement Of Revenues And Certain Expenses

                             (Dollars In Thousands)

                                     Note 1

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                          1997
                                                                                                      -------------
Revenues
  Rental revenue....................................................................................    $   1,240
  Escalations and reimbursement revenue.............................................................          522
  Other income......................................................................................           31
                                                                                                           ------
Total revenues......................................................................................        1,793
                                                                                                           ------
Certain Expenses
  Property taxes....................................................................................          289
  Utilities.........................................................................................          303
  Cleaning and service contracts....................................................................          119
  Payroll and expenses..............................................................................          129
  Management fees...................................................................................          101
  Repairs and maintenance...........................................................................           52
  Professional fees.................................................................................           19
  Insurance.........................................................................................           24
  Other operating expenses..........................................................................           10
                                                                                                           ------
Total certain expenses..............................................................................        1,046
                                                                                                           ------
Revenues in excess of certain expenses..............................................................    $     747
                                                                                                           ------
                                                                                                           ------

                            See accompanying notes.

                              38 East 30th Street

               Notes to Statement Of Revenues And Certain Expenses

                             (Dollars In Thousands)

                               December 31, 1997

1. Basis Of Presentation

    Presented herein is the statement of revenues and certain expenses related to the operations of the property located at 38 East 30th Street in New York City, (the "Property").

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by SL Green Realty Corp., in the proposed future operations of the Property. Items excluded consist of interest, amortization and depreciation.

2. Use Of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

    The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts due pursuant to the underlying leases over amounts so recognized amounted to approximately $94 for the year ended December 31, 1997.

4. Concentration Of Revenue

    Approximately 73% of the Property's revenue for the year ended December 31, 1997 was derived from two tenants.

5. Management Agreements

    During 1997 the Property was managed by Murray Hill Property Management, Inc., (the "Management Company"), a related party. During the year ended December 31, 1997 the management fees were based on 5% of gross cash receipts. The management fee was $101 for the year ended December 31, 1997. In addition, the Property paid to the Management Company fees of $9 for accounting services provided by the Management Company.

6. Insurance Costs

    The Property is included in an umbrella insurance policy that covers several properties managed by the Management Company. The Management Company allocates the costs of the policy on a per square foot basis.

7. Lease Agreements

    The Property is being leased to tenants under operating leases with term expiration dates ranging from 1998 to 2007. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in

                              38 East 30th Street

                             (Dollars In Thousands)

                               December 31, 1997

7. Lease Agreements (Continued)
certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1997 (exclusive of renewal option periods) are as follows:

1998................................................................  $   1,300
1999................................................................      1,200
2000................................................................      1,300
2001................................................................        700
2002................................................................        700
Thereafter..........................................................      2,800
                                                                      ---------
                                                                      $   8,000
                                                                      ---------
                                                                      ---------

                         Report Of Independent Auditors

To the Board of Directors of
SL Green Realty Corp.

    We have audited the statement of revenues and certain expenses of the property at 116 Nassau Street, as described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
March 31, 1998

                               116 Nassau Street

                   Statement Of Revenues And Certain Expenses

                             (Dollars In Thousands)

                                     Note 1

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                          1997
                                                                                                      -------------
Revenues
  Rental revenue....................................................................................    $   1,183
  Escalations and reimbursement revenue.............................................................           36
  Other income......................................................................................            1
                                                                                                           ------
Total revenues......................................................................................        1,220
                                                                                                           ------

Certain Expenses
  Property taxes....................................................................................          121
  Utilities.........................................................................................           38
  Cleaning and service contracts....................................................................            6
  Payroll and expenses..............................................................................           61
  Management fees...................................................................................           59
  Repairs and maintenance...........................................................................           46
  Professional fees.................................................................................           28
  Insurance.........................................................................................           20
  Other operating expenses..........................................................................            6
                                                                                                           ------
Total certain expenses..............................................................................          385
                                                                                                           ------
Revenues in excess of certain expenses..............................................................    $     835
                                                                                                           ------
                                                                                                           ------

                            See accompanying notes.

                               116 Nassau Street

               Notes to Statement Of Revenues And Certain Expenses

                             (Dollars In Thousands)

                               December 31, 1997

1. Basis Of Presentation

    Presented herein is the statement of revenues and certain expenses related to the operations of the property located at 116 Nassau Street in Brooklyn, New York, (the "Property").

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by SL Green Realty Corp., in the proposed future operations of the Property. Items excluded consist of interest, amortization and depreciation.

2. Use Of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

    The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $42 for the year ended December 31, 1997.

4. Concentration Of Revenue

    The Property's revenue for the year ended December 31, 1997 was derived from two tenants.

5. Management Agreements

    During 1997 the Property was managed by Murray Hill Property Management, Inc., (the "Management Company"), a related party. During the year ended December 31, 1997 the management fees were based on 5% of gross cash receipts. The management fee was $59 for the year ended December 31, 1997.

6. Insurance Costs

    The Property is included in an umbrella insurance policy that covers several properties managed by the Management Company. The Management Company allocates the costs of the policy on a per square foot basis.

7. Lease Agreements

    The Property is being leased to tenants under operating leases with term expiration dates ranging from 1998 to 2009. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum

                               116 Nassau Street

                             (Dollars In Thousands)

                               December 31, 1997

7. Lease Agreements (Continued)
rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1997 (exclusive of renewal option periods) are as follows:

1998................................................................  $   1,100
1999................................................................      1,200
2000................................................................      1,200
2001................................................................      1,000
2002................................................................        400
Thereafter..........................................................      2,800
                                                                      ---------
                                                                      $   7,700
                                                                      ---------
                                                                      ---------

                         Report Of Independent Auditors

To the Board of Directors of
SL Green Realty Corp.

    We have audited the statement of revenues and certain expenses of the property at 711 Third Avenue, as described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

New York, New York
March 24, 1998

                                711 Third Avenue
                   Statement Of Revenues And Certain Expenses
                             (Dollars In Thousands)
                                     Note 1

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                          1997
                                                                                                      ------------
Revenues
  Rental revenue....................................................................................   $   10,097
  Escalations and reimbursement revenue.............................................................          353
  Other income......................................................................................          847
                                                                                                      ------------
Total revenues......................................................................................       11,297
                                                                                                      ------------
Certain Expenses
  Ground rent.......................................................................................        1,550
  Property taxes....................................................................................        2,674
  Utilities.........................................................................................          638
  Cleaning and service contracts:
    Related party...................................................................................          893
    Other...........................................................................................          272
  Payroll and expenses..............................................................................        1,159
  Management fees...................................................................................          172
  Repairs and maintenance...........................................................................          396
  Professional fees.................................................................................           89
  Insurance.........................................................................................           37
  Other operating expenses..........................................................................          228
                                                                                                      ------------
Total certain expenses..............................................................................        8,108
                                                                                                      ------------
Revenues in excess of certain expenses..............................................................   $    3,189
                                                                                                      ------------
                                                                                                      ------------

                            See accompanying notes.

                                711 Third Avenue
               Notes to Statement Of Revenues And Certain Expenses
                             (Dollars In Thousands)

                               December 31, 1997

1. Basis Of Presentation

    Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at 711 Third Avenue, in the borough of Manhattan in New York City, (the "Property").

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by SL Green Realty Corp., ("SL Green"), in the proposed future operations of the Property. Items excluded consist of interest, amortization and depreciation.

    SL Green has entered into an agreement to purchase 50% of the fee interest in the Property and upon completion of this transaction will enter a co-tenancy agreement with the other 50% fee owner. Additionally, SL Green has made an offer to purchase the existing mortgage loan which is collateralized by the leasehold interest in the Property and will enter into a sublease agreement for the leasehold interest. Upon the completion of the proposed transactions the ground rent will be adjusted in accordance with the purchase agreements.

2. Use Of Estimates

    The preparation of financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

    The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $22 for the year ended December 31, 1997.

4. Concentration Of Revenue

    Approximately 29% of the Property's revenue for the year ended December 31, 1997 was derived from two tenants.

5. Management Agreements

    For the period January 1, 1997 through August 31, 1997 the Property was managed by Weiler Arnow Management Co., Inc., (the "Management Company"), an affiliate of the owner of the Property. The management fees were based on monthly fixed payments of $16 plus administrative salaries. For the period September 1, 1997 through December 31, 1997 the Property was managed by Cushman & Wakefield Inc. and the management fees were based on monthly fixed payments of $11 plus administrative salaries.

6. Related Party Transactions

    The Property was provided cleaning services for the eight months ended August 31, 1997 by the Wieler Arnow Cleaning Company, which is wholly owned by the Management Company.

                                711 Third Avenue

                             (Dollars In Thousands)

                               December 31, 1997

6. Related Party Transactions (Continued)

    The Property paid approximately $893 in contract cleaning and $122 of management, general and administrative costs to affiliated companies of the Property owner for the year ended December 31, 1997. In addition, the Property paid approximately $1,550 of ground rent expense to an affiliated company of the Property owner for the year ended December 31, 1997.

7. Ground Rent

    The Property is comprised of a triple net ground lease with a term expiring in July 2033, (the "Ground Lease"). In addition, the Ground Lease contains five ten year renewal options and requires fixed annual rent of approximately $1,550. The rent is re-set at July 2001, July 2011 and July 2021 (and at the commencement of each of the five ten year renewal option periods), at the greater of (a) the net annual rental payable for the immediately preceding lease year, or (b) 7.75% of the fair market value of the land.

    The ground rent may be adjusted for future periods due to the anticipated acquisition of the Property (as described in Note 1) by SL Green.

8. Benefit Plans

    The Property employees are covered by multi-employer defined benefit pension plans and post-retirement health and welfare plans. Contributions to these plans amounted to $101 for the year ended December 31, 1997.

9. Lease Agreements

    The Property is being subleased to tenants under operating leases with term expiration dates ranging from 1998 to 2011. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1997 (exclusive of renewal option periods) are as follows:

1998...............................................................  $   9,000
1999...............................................................      8,800
2000...............................................................      8,200
2001...............................................................      7,100
2002...............................................................      5,800
Thereafter.........................................................     36,900
                                                                     ---------
                                                                     $  75,800
                                                                     ---------
                                                                     ---------